UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 13, 2023

 SANGAMO THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30171	68-0359556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)
7000 Marina Blvd., Brisbane, California 94005
(Address of principal executive offices) (Zip Code)
(510) 970-6000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SGMO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.
As previously announced on March 10, 2023, Sangamo Therapeutics, Inc. (“Sangamo”) had approximately $34.4 million in deposits with Silicon Valley Bank, Santa Clara, California, substantially all of which was uninsured. The Federal Deposit Insurance Corporation (“FDIC”) issued a press release on March 10, 2023 stating that SVB was closed by the California Department of Financial Protection and Innovation, which appointed the FDIC as receiver.
On March 13, 2023, the FDIC stated that it transferred all deposits of SVB to a new FDIC-operated bridge bank in an action designed to protect all depositors of SVB.
Following this transfer by the FDIC, Sangamo has been able to access the entirety of its deposits formerly with SVB and transferred substantially all such deposits to alternative global banking providers on March 13, 2023. Sangamo expects to migrate all banking services previously obtained from SVB to alternative global banking providers.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements regarding Sangamo's current expectations. These forward-looking statements include, without limitation, statements regarding migration of banking services to banking providers other than SVB. Factors that could cause actual results to differ include, but are not limited to, risks and uncertainties related to the migration of, and utilization of alternative providers for, banking services. Additional risks and uncertainties regarding Sangamo’s business, including with respect to the sufficiency of its cash resources and need to raise additional capital, can be found in the section titled “Risk Factors” in Sangamo’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the United States Securities and Exchange Commission (SEC), and future filings and reports that Sangamo makes from time to time with the SEC. The information contained in this Current Report on Form 8-K is as of March 13, 2023, and Sangamo undertakes no duty to update forward-looking statements contained in this Current Report on Form 8-K except as required by applicable laws.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANGAMO THERAPEUTICS, INC.

Dated: March 14, 2023	By:	/s/ SCOTT B. WILLOUGHBY
	Name:	Scott B. Willoughby
	Title:	Senior Vice President, General Counsel and Corporate Secretary